Exhibit 99.2

On January 17, 2024 (the “Merger Date”), Hilton Grand Vacations Inc. (“HGV”) and Heat Merger Sub, Inc., an indirect wholly-owned subsidiary of HGV (“Merger Sub”), completed the acquisition of Bluegreen Vacations Holding Corporation (“BVH”), pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), whereby, upon the terms and subject to the conditions set forth in the Merger Agreement and in accordance with applicable law, Merger Sub merged with and into BVH (the “Merger”), with BVH continuing as the surviving entity, and an indirect wholly-owned subsidiary of HGV after the Merger. Each share of Class A common stock and Class B common stock of BVH issued and outstanding immediately prior to the effective time of the Merger (including shares subject to BVH restricted stock awards outstanding at the effective time of the Merger) was canceled and converted into and exchanged for the right to receive $75.00 in cash.

In connection with the Merger, HGV, Hilton Grand Vacations Parent LLC, a Delaware limited liability company (“Holdings”), Hilton Grand Vacations Borrower LLC, a Delaware limited liability company (the “Borrower” or “Issuer”), and certain subsidiaries of the Borrower (the “Subsidiary Guarantors”), entered into Amendment No. 4 to the Credit Agreement (the “Amendment”), which amended the Credit Agreement, dated as of August 2, 2021, by and among the Company, Holdings, the Borrower, the guarantors from time to time party thereto, the lenders from time to time party thereto and Bank of America, N.A., as administrative agent and collateral agent (the “Credit Agreement”), pursuant to which, among other things, the Borrower incurred $900 million of incremental term loans (the “New Term Loans”).

The New Term Loans bear interest, at the Borrower’s option, at a rate equal to a margin (which (x) in the case of Base Rate (as defined below) borrowings, is equal to 1.75% per annum and (y) in the case of Term SOFR (as defined below) borrowings, is equal to 2.75% per annum) over either (a) a base rate (the “Base Rate”) determined by reference to the highest of (1) the administrative agent’s prime lending rate, (2) the federal funds effective rate plus 0.50% and (3) Term SOFR for a one-month interest period plus 1.00% or (b) a SOFR rate (“Term SOFR”) determined by reference to the forward-looking term SOFR rate published by CME Group Benchmark Administration Limited for the interest period relevant to such borrowing. The New Term Loans mature on January 17, 2031; refer to Note 3.

Also in connection with the Merger, the Issuer, Hilton Grand Vacations Borrower Inc. (the “Co-Issuer” and, together with the Issuer, the “Issuers”), HGV, Holdings, the Subsidiary Guarantors (and, together with the Company and HGV Intermediate Parent, the “Guarantors”) and Wilmington Trust, National Association, as trustee (the “Trustee”) and notes collateral agent (the “Notes Collateral Agent”), entered into an indenture (the “Indenture”) in connection with the issuance and sale of $900 million aggregate principal amount of 6.625% senior secured notes due 2032 (the “Notes”) to Deutsche Bank Securities, Inc. and certain other initial purchasers (collectively, the “Initial Purchasers”); refer to Note 3. The New Term Loans and the Notes are sometimes referred to herein as the “Financing”.

The unaudited pro forma condensed combined statement of income for the year ended December 31, 2023 combines HGV’s historical results for the year ended December 31, 2023 with BVH’s historical results for the year ended December 31, 2023. The unaudited pro forma condensed combined statement of income combines the historical consolidated statements of income of HGV and BVH, giving effect to the Merger and Financing (collectively the “Transactions”) as if they had been completed on January 1, 2023.

The unaudited pro forma adjustments are based upon estimates and assumptions that HGV’s management believes are reasonable as of the date hereof. The unaudited pro forma condensed combined statement of income should be read in conjunction with the accompanying notes. The unaudited pro forma condensed combined statement of income is for informational purposes only, is not intended to represent or to be indicative of actual results of operations of HGV or BVH had the Transactions been completed on the dates assumed, and should not be taken as indicative of future consolidated results of operations. The actual results may differ significantly from those reflected in the unaudited pro forma condensed combined statement of income for a number of reasons, including, but not limited to, differences between the assumptions used to prepare the unaudited pro forma statement of income and actual amounts.

In addition, the unaudited pro forma condensed combined statement of income should be read in conjunction with:

•
HGV’s audited consolidated financial statements and related notes as of and for the year ended December 31, 2023, which are set forth in HGV’s Annual Report on Form 10-K for the year ended December 31, 2023, as filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 29, 2024; and

•
BVH’s audited consolidated financial statements and related notes as of and for the year ended December 31, 2023 which are included as Exhibit 99.1 to the Current Report on Form 8-K of which this Exhibit 99.2 forms a part.

The historical financial statements have been adjusted in the accompanying unaudited pro forma condensed combined statement of income to give effect to pro forma events that are applicable to business combination accounting as required under generally accepted accounting principles in the United States (GAAP). The unaudited pro forma condensed combined statement of income contained herein does not include integration costs or benefits from synergies that may result from the Transactions.

The unaudited pro forma condensed combined statement of income has been prepared using the acquisition method of accounting in accordance with GAAP, with HGV considered the acquirer of BVH. Accordingly, consideration paid or exchanged by HGV to complete the Transactions is allocated to the assets, liabilities and noncontrolling interest of BVH based on their estimated fair values as of the date of completion of the Transactions. The fair values of the identifiable tangible and intangible assets acquired, liabilities assumed and noncontrolling interest of BVH are described in the Company’s Annual Report on Form 10-K as of and for the year ended December 31, 2024, as filed with the United States Securities and Exchange Commission ("SEC") on March 3, 2025. The acquisition method of accounting is dependent upon certain valuation assumptions, including those related to the purchase price allocation of the assets acquired, liabilities assumed and noncontrolling interest of BVH based on management’s best estimates of fair value.

In an effort to present the unaudited pro forma condensed combined statement of income in a manner that we believe is clear and most useful to the potential users of this unaudited pro forma condensed combined statement of income, we have presented the values contained herein in millions (unless otherwise stated). Because BVH presents its historical financial statements in thousands, some amounts may not match BVH's historical financial statements, due to rounding; refer to Note 2.

During the first quarter of 2025, we renamed the line item “Sales, marketing, brand and other fees” as previously shown on the condensed consolidated statement of income to “Fee-for-service commissions, package sales and other fees” to better align with the underlying activity. This change did not result in any reclassification of revenues and had no impact on our consolidated results for  the period presented.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2023

(in millions)
			Pro Forma Adjustments
	HGV Historical	BVH Historical, as Reclassified (Note 2)	Financing Adjustments (Note 3)		Merger Adjustments (Note 4)		Pro Forma Combined
Revenues
Sales of VOIs, net	$1,416	$548	$—		$—		$1,964
Fee-for-service commissions, package sales and other fees	634	122	—		—		756
Financing	307	134	—		(10)	(a)	431
Resort and club management	569	113	—		—		682
Rental and ancillary services	666	45	—		—		711
Cost reimbursements	386	98	—		—		484
Total revenues	3,978	1,060	—		(10)		5,028
Expenses
Cost of VOI sales	194	65	—		—		259
Sales and marketing	1,281	482	—		—		1,763
Financing	99	51	—		—		150
Resort and club management	177	21	—		—		198
Rental and ancillary services	612	68	—		—		680
General and administrative	194	114	—		—		308
Acquisition and integration-related expense	68	10	—		—		78
Depreciation and amortization	213	15	—		44	(b)	272
License fee expense	138	17	—		—		155
Impairment expense	3	—	—		—		3
Cost reimbursements	386	98	—		—		484
Total operating expenses	3,365	941	—		44		4,350
Interest expense	(178)	(36)	(139)	(a)	13	(c)	(340)
Equity in earnings from unconsolidated affiliates	12	—	—		—		12
Other gain, net	2	3	—		—		5
Income before income tax	449	86	(139)		(41)		355
Income tax expense	(136)	(25)	35	(b)	10	(d)	(116)
Net income	$313	$61	$(104)		$(31)		$239
Net income attributable to noncontrolling interest	—	18	—		—		18
Net income attributable to the Stockholders	$313	$43	$(104)		$(31)		$221
Earnings per share
Basic	$2.84					(e)	$2.01
Diluted	$2.80					(e)	$1.97

See accompanying notes to unaudited pro forma financial information.

NOTES TO THE UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Note 1 – Description of the Transactions and Basis of Pro Forma Presentation

On January 17, 2024, HGV completed its acquisition of BVH. Pursuant to the terms of the Merger Agreement, each existing share of BVH common stock issued and outstanding was exchanged for the right to receive $75.00 (the “Merger Consideration”). All BVH equity awards outstanding as of the Merger Date immediately vested and any performance conditions were deemed satisfied, such that the holders of such awards were also eligible to receive the Merger Consideration. Additionally, certain of BVH historical debt was repaid by HGV in connection with the Transactions.

Certain reclassifications have been made in order to align the historical presentation of BVH to HGV; refer to Note 2.

The unaudited pro forma condensed combined statement of income was prepared using the acquisition method of accounting, with HGV considered the accounting acquirer. The acquisition method of accounting, based on the Financial Accounting Standards Board's (“FASB”) Accounting Standards Codification (“ASC”) Topic 805, Business Combinations (“ASC 805”), uses the fair value concepts defined in ASC Topic 820, Fair Value Measurement (“ASC 820”). Fair value measurements can be highly subjective, and it is possible the application of reasonable judgment could result in alternative estimates using the same facts and circumstances. ASC 805 requires that assets acquired, liabilities assumed and noncontrolling interest in a business combination be recognized at fair value as of the Merger Date, with any excess purchase price allocated to goodwill.

The pro forma adjustments reflected herein assume the Transactions occurred on January 1, 2023.

The fair values of the acquired assets, assumed liabilities and noncontrolling interest as of the Merger Date are described within the Company’s Annual Report on Form 10-K as of and for the year ended December 31, 2024, as filed with the SEC on March 3, 2025.

NOTES TO THE UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION
Note 2 – Reclassification Adjustments

The tables below represent the reclassification adjustments for certain financial statement line items, as reported by BVH under GAAP, to align with the presentation of the combined company, post-Merger. Those balances not specifically referenced below have been presented within the equivalent HGV caption. In addition, the tables below include certain presentation only adjustments relating to the alignment of accounting policies. Some amounts may not match the BVH historical financial statements due to rounding.

NOTES TO THE UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION
BVH

STATEMENT OF INCOME

RECLASSIFICATION ADJUSTMENTS

(in millions)	Year Ended December 31, 2023
Provision for loan losses, as reported	$(151)
Sales of VOIs, net	134
Financing cost	17
Provision for loan losses, as reclassified	$—

Fee-based sales commission revenue, as reported	$55
Fee-for-service commissions, package sales and other fees	(55)
Fee-based sales commission revenue, as reclassified	$—

Other fee-based services revenue, as reported	$141
Rental and ancillary services	(13)
Resort and club management	(111)
Fee-for-service commissions, package sales and other fees	(17)
Other fee-based services revenue, as reclassified	$—

Other income, net, as reported	$3
Other gain (loss), net	(3)
Other income, net, as reclassified	$—

Cost of other fee-based services, as reported	$67
Depreciation and amortization	(1)
Financing expense	(2)
General and administrative	(3)
Rental and ancillary services	32
Rental and ancillary services cost	(68)
Resort and club management	2
Resort and club management cost	(21)
Sales and marketing	(9)
Fee-for-service commissions, package sales and other fees	3
Cost of other fee-based services, as reclassified	$—

Interest income, as reported	$127
Financing	(127)
Interest income, as reclassified	$—

Selling, general, and administrative, as reported	$583
Depreciation and amortization	(14)
Financing	7
Financing expense	(10)
General and administrative	(102)
Acquisition and integration-related expenses	(10)
License fee expense	(17)
Other (loss) gain, net	1
Sales and marketing	(473)
Sales of VOIs, net	(12)
Fee-for-service commissions, package sales and other fees	47
Selling, general, and administrative, as reclassified	$—

NOTES TO THE UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION
BVH

STATEMENT OF INCOME

RECLASSIFICATION ADJUSTMENTS

(in millions)	Year Ended December 31, 2023
Sales of VOIs, net, as reported	$—
Gross sales of VOIs	694
Provision for loan losses	(134)
Selling, general and administrative expenses	(12)
Sales of VOIs, net, as reclassified	$548

Fee-for-service commissions, package sales and other fees, as reported	$—
Cost of other fee-based services	3
Fee-based sales commission revenue	55
Other fee-based services revenue	17
Selling, general and administrative expenses	47
Fee-for-service commissions, package sales and other fees, as reclassified	$122

Financing, as reported	$—
Interest income	127
Selling, general and administrative expenses	7
Financing, as reclassified	$134

Resort and club management, as reported	$—
Other fee-based services revenue	111
Cost of other fee-based services	2
Resort and club management, as reclassified	$113

Rental and ancillary services, as reported	$—
Cost of other fee-based services	32
Other fee-based services revenue	13
Rental and ancillary services, as reclassified	$45

Sales and marketing, as reported	$—
Cost of other fee-based services	9
Selling, general and administrative expenses	473
Sales and marketing, as reclassified	$482

Financing expense, as reported	$—
Cost of other fee-based services	2
Interest expense	22
Provision for loan losses	17
Selling, general and administrative expenses	10
Financing expense, as reclassified	$51

Resort and club management cost, as reported	$—
Cost of other fee-based services	21
Resort and club management cost, as reclassified	$21

Rental and ancillary services cost, as reported	$—
Cost of other fee-based services	68
Rental and ancillary services cost, as reclassified	$68

NOTES TO THE UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION
General and administrative, as reported	$—
Cost of other fee-based services	3
Selling, general and administrative expenses	102
Interest expense	9
General and administrative, as reclassified	$114

Acquisition and integration-related expenses, as reported	$—
Selling, general and administrative expenses	10
Acquisition and integration-related expenses, as reclassified	$10

Depreciation and amortization, as reported	$—
Cost of other fee-based services	1
Selling, general and administrative expenses	14
Depreciation and amortization, as reclassified	$15

License fee expense, as reported	$—
Selling, general and administrative expenses	17
License fee expense, as reclassified	$17

Interest expense, as reported	$69
Financing expense	(22)
General and administrative	(9)
Income tax expense	(2)
Interest expense, as reclassified	$36

Other gain, net, as reported	$—
Other income, net	3
Other gain, net, as reclassified	$3

Income tax expense, as reported	$23
Interest expense	2
Income tax expense, as reclassified	$25

NOTES TO THE UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION
Note 3 – Financing Adjustments

In connection with the Merger, the Issuer obtained the $900 million New Term Loans and issued the $900 million Notes. The Financing is depicted in the unaudited pro forma condensed combined statement of income as if outstanding for the respective period.
HGV used the entire net proceeds from the Financing to finance the Merger and repay certain of BVH’s debt facilities. This repayment is included in consideration transferred.

a.	Reflects interest expense and related amortization of financing costs related to the Notes and the New Term Loan Facility, as follows:

(in millions)	Year Ended December 31, 2023
Incremental interest expense on the Notes and New Term Loan Facility	$(134)
Amortization of debt issuance costs and debt discount	$(5)
Total	$(139)

Interest on the New Term Loan Facility is based on a variable benchmark rate. A 1/8 of a percentage point increase or decrease in the benchmark rate would result in a change in incremental annual interest expense of approximately $1 million.

b.
Reflects the income tax effect of the unaudited pro forma financing adjustments, based on a blended foreign, federal, and state statutory rate of approximately 25%. The effective tax rate of the combined company could be significantly different than what is presented in these unaudited pro forma condensed combined financial statements depending on post-Merger activities, including legal entity restructuring, repatriation decisions, and the geographical mix of taxable income.

Note 4 – Merger Adjustments

a.	Reflects amortization of the non-credit purchase premium adjustment to Timeshare financing receivables, net.

b.
Reflects the following adjustments to depreciation and amortization expense, related to the recognition of property and equipment and intangible assets at fair value, and is based on the useful life of such assets:

(in millions)	Year Ended December 31, 2023
New tangible asset depreciation	$7
New intangible asset amortization	$52
Elimination of historical Bluegreen depreciation and amortization	$(15)
Net adjustment to Depreciation and amortization	$44

NOTES TO THE UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION
c.
Reflects the following adjustments to Interest expense, to reflect the elimination of interest expense related to the extinguishment of certain BVH historical indebtedness. Additionally, reflects the corresponding impacts of the fair value adjustment to the historical BVH debt assumed by HGV:

(in millions)	Year Ended December 31, 2023
Amortization associated with decrease in assumed Bluegreen debt fair value, amortized over the remaining weighted average life	$(5)
Elimination of historical interest and amortization of deferred issuance costs on Bluegreen debt extinguished	18
Net adjustment to Interest expense	$13

d.
Reflects the income tax effect of the unaudited pro forma adjustments, based on a blended foreign, federal, and state statutory rate of approximately 25%. The effective tax rate of the combined company could be significantly different than what is presented in these unaudited pro forma condensed combined financial statements depending on post-Merger activities, including legal entity restructuring, repatriation decisions, and the geographical mix of taxable income.

e.	No additional shares were issued in connection with the Merger. Accordingly, the computation of basic and diluted earnings per share for the combined company is as follows:

(in millions, except per share amounts)	Year Ended December 31, 2023
Pro forma net income attributable to the Company	$221
Weighted-average shares outstanding
Weighted-average shares outstanding - basic	110
Weighted-average shares outstanding - diluted	112

Pro forma earnings per share - basic	$2.01
Pro forma earnings per share - diluted	$1.97